UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 11, 2018

Spirit AeroSystems Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33160	20-2436320
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3801 South Oliver, Wichita, Kansas 67210

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (316) 526-9000

Not Applicable

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company                                              ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b)

Airbus Programs

On September 11, 2018, Michelle Lohmeier, Senior Vice President, Airbus Programs, of Spirit AeroSystems, Inc. (“Spirit”), the operating subsidiary of Spirit AeroSystems Holdings, Inc. (the “Company”), gave notice to the Company’s and Spirit’s Boards of Directors of her intent to retire during the first quarter of 2019. Effective October 1, 2018, Spirit’s Board of Directors promoted Scott McLarty to Spirit’s Senior Vice President, Airbus Programs, reporting to Ms. Lohmeier. Currently, Mr. McLarty serves as Spirit’s Vice President and General Manager, U.K. and Malaysia. Beginning in January 2019, Ms. Lohmeier will serve as Spirit’s Senior Advisor to Airbus Programs pending her retirement, and Mr. McLarty will report to Tom Gentile, President and CEO of Spirit and the Company.

Boeing, Fabrication, and Defense Programs

On September 11, 2018, Spirit’s Board of Directors approved changes to Duane Hawkins’ role. Currently, Mr. Hawkins serves as Spirit’s Senior Vice President and General Manager, Boeing, Defense, Business/Regional Jet Programs, and Global Customer Support. Effective October 1, 2018, Mr. Hawkins’ role will change to Spirit’s Senior Vice President, Fabrication and Defense. Mr. Hawkins will continue to report to Mr. Gentile in his new role.

Effective October 1, 2018, Spirit’s Board promoted William Brown from Spirit’s Senior Vice President and General Manager, Oklahoma Operations, Business/Regional Jets, and Global Customer Support to Spirit’s Senior Vice President, Boeing Programs. Mr. Brown will report to Mr. Gentile in his new role.

Effective September 11, 2018, Spirit’s Board promoted Vic McMullen to Spirit’s Senior Vice President, Wichita, Oklahoma Operations, and Operations Excellence. Currently, Mr. McMullen serves as Spirit’s Vice President and General Manager of Wichita Operations. Mr. McMullen will report to Mr. Brown in his new role.

Administration, Strategy, M&A, and GCS&S

On September 11, 2018, the Company’s and Spirit’s Boards of Directors approved changes to Samantha Marnick’s role. Currently, Ms. Marnick serves as Spirit’s and the Company’s Executive Vice President and Chief Administration Officer (“CAO”). Effective October 1, 2018, Ms. Marnick’s role will change to Executive Vice President, CAO and Strategy. Her new responsibilities will include mergers and acquisitions, global customer support and services, and business/regional jets. Ms. Marnick will continue to report to Mr. Gentile in her new role.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPIRIT AEROSYSTEMS HOLDINGS, INC.

Date: September 17, 2018	By:	/s/ Stacy Cozad
		Name:	Stacy Cozad
		Title:	Senior Vice President, General Counsel, Corporate Secretary, and Chief Compliance Officer